                                  SCHEDULE 14A
                    Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


    Filed by the Registrant /X/

    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                             MERCANTILE BANKSHARES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                             MERCANTILE BANKSHARES CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     (5) Total fee paid:
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/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                       1

                       MERCANTILE BANKSHARES CORPORATION
                               TWO HOPKINS PLAZA
                           BALTIMORE, MARYLAND 21201


TO THE STOCKHOLDERS:

    The Annual Meeting of Stockholders of Mercantile Bankshares Corporation ("Mercshares") will be held at 10:30 a.m. on April 30, 1997, in the Boardroom of Mercantile-Safe Deposit and Trust Company, Two Hopkins Plaza, Baltimore, Maryland, for the following purposes:

    1. To elect Directors to serve until the next Annual Meeting of Stockholders, and until their successors are elected and have qualified.

    2. To approve an amendment to the Articles of Incorporation to increase the authorized Common Stock of Mercshares from 67,000,000 shares to 130,000,000 shares.

    3. To approve the Omnibus Stock Plan, as amended to continue qualification under Section 162(m) of the Internal Revenue Code, as more particularly set forth in the enclosed Proxy Statement and Exhibit A to the Proxy Statement.

    4. To ratify the appointment of Coopers & Lybrand, L.L.P. as independent public accountants to audit the financial statements of Mercshares for 1997.

    5. To transact such other business as may be properly brought before the meeting or any adjournments thereof.

    Only stockholders of record at the close of business on March 21, 1997, will be entitled to receive notice of, and vote at, this meeting.

    These matters are explained more fully in the enclosed Proxy Statement.

EACH STOCKHOLDER IS CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. THE GIVING OF THIS PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT AND TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                          ALAN D. YARBRO
                                            GENERAL COUNSEL AND SECRETARY

Dated: March 28, 1997

                       MERCANTILE BANKSHARES CORPORATION
                                PROXY STATEMENT

    This statement is furnished in connection with the solicitation of proxies by Mercantile Bankshares Corporation ("Mercshares") to be used in voting at the Annual Meeting of Stockholders on April 30, 1997, and at any adjournments thereof.

    Holders of shares of Common Stock of Mercshares ("Common Stock") of record at the close of business on March 21, 1997, will be entitled to vote at the meeting. The Common Stock is entitled to one vote per share. The number of shares of outstanding Common Stock as of January 31, 1997, entitled to vote is 47,419,087 shares. As of that date, to the best of the knowledge of the management of Mercshares, no person owned beneficially more than five percent of the outstanding shares of the Common Stock.

    Unless otherwise instructed, it is intended that the shares represented by valid proxies will be voted for the election of the 18 persons named below as nominees to serve as Directors until the next Annual Meeting of Stockholders, and until their successors are elected and have qualified, for approval of the amendment to the Articles of Incorporation, for approval of the Omnibus Stock Plan, as amended, and for the ratification of the appointment of auditors.

                             ELECTION OF DIRECTORS

    The Bylaws of Mercshares provide that there shall be 18 Directors.

    The Board of Directors of Mercshares meets regularly five times each year and is subject to call for special meetings. The Board met at its five regular meetings and at one special meeting in 1996. The Executive Committee of the Board of Directors held no meetings in 1996. The members of this Committee are indicated in the list of nominees below.

    Generally, the Directors serve until the annual meeting of stockholders next following their election. Officers are elected annually by the Board to serve for such periods of time as the Board determines.

    Mercshares has an Audit Committee and a Compensation Committee which are comprised solely of non-officer Directors and are elected annually by the Board. The members of these Committees are indicated in the list of nominees below. Mercshares has no nominating committee.

    The Audit Committee recommends to the Board the persons or firms to be employed as independent public accountants, consults with the independent public accountants with respect to the scope of their audit, the proposed fee and the reports to be rendered, reviews such audit reports and evaluates the internal audit programs of Mercshares and its affiliates. It is authorized to determine the advisability of engaging the independent public accountants to make and report on special studies, and to examine and consider such other matters as it or the Board deems desirable. The Audit Committee held one meeting in 1996.

    The Compensation Committee performs the functions described in the Report of the Compensation Committee. It held seven meetings in 1996.

    It is proposed that the persons listed below be elected Directors of Mercshares, to serve until the next Annual Meeting of Stockholders, and until their successors are elected and have qualified. It is not expected that any of the nominees named herein will be unavailable for election, but if a nominee should be unable to serve, the shares represented by the enclosed proxy may be voted for a substitute nominee to be designated by management. Mercshares owns 100% of the capital stock of Mercantile-Safe Deposit and Trust Company ("Merc-Safe"). As indicated below, all of the nominees are Directors of Merc-Safe. All nominees previously have been elected Directors of Mercshares by the stockholders except William R. Brody, Freeman A. Hrabowski, III, and Robert
A. Kinsley, who were elected Directors by the Board on September 10, 1996.

    The names of the nominees, their ages as of April 30, 1997, their principal occupations and business experience for the past five years, the number of shares of Common Stock deemed under certain federal securities laws to be "beneficially owned" by each as of January 31, 1997, and certain other information, are set forth below. In some instances, "beneficial ownership" of shares may be deemed to exist by reason of voting or investment power even though other persons, such as family members or beneficiaries of trusts, have the economic interest in the shares, and in certain instances "beneficial ownership" may be disclaimed by a nominee.

         NAME                 AGE                  INFORMATION
----------------------------  ---  -------------------------------------------
H. Furlong Baldwin            65   CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE
                                   OFFICER, MERCSHARES, AND CHAIRMAN OF THE
                                   BOARD AND CHIEF EXECUTIVE OFFICER, MERC-
                                   SAFE. Mr. Baldwin has been Chairman of the
                                   Board of Mercshares since 1984, and has
                                   been its Chief Executive Officer since
                                   1976. He has been Chairman of the Board and
                                   Chief Executive Officer of Merc-Safe since
                                   1976. Mr. Baldwin is a Director of
                                   Baltimore Gas & Electric Company, Conrail,
                                   Inc., GRC International Inc. and USF&G
                                   Corp. He was elected a Director of
                                   Merc-Safe in 1968.

                                   Elected Director of Mercshares: 1970

                                   Member: Executive Committee

                                   Owns beneficially 195,639 shares of Common
                                   Stock.

Thomas M. Bancroft, Jr.       67   FORMER CHAIRMAN OF THE BOARD AND CHIEF
                                   EXECUTIVE OFFICER, THE NEW YORK RACING
                                   ASSOCIATION, INC. He was elected a Director
                                   of Merc-Safe in 1974.

                                   Elected Director of Mercshares: 1974

                                   Member: Audit Committee

                                   Owns beneficially 7,500 shares of Common
                                   Stock.

Richard O. Berndt (1)         54   PARTNER, GALLAGHER, EVELIUS & JONES, a law
                                   firm engaged in the general practice of
                                   law. Mr. Berndt has been a partner in that
                                   firm since 1972. He is a Director of
                                   Municipal Mortgage and Equity, L.L.C. Mr.
                                   Berndt was elected a Director of Merc-Safe
                                   in 1976.

                                   Elected Director of Mercshares: 1978

                                   Member: Audit Committee

                                   Owns beneficially 19,113 shares of Common
                                   Stock.

James A. Block, M.D.          56   FORMER PRESIDENT AND CHIEF EXECUTIVE
                                   OFFICER, JOHNS HOPKINS HEALTH SYSTEM AND
                                   THE JOHNS HOPKINS HOSPITAL. Dr. Block had
                                   occupied these positions from July, 1992
                                   until September, 1996. Prior thereto, he
                                   was President and Chief Executive Officer
                                   of University Hospitals of Cleveland. Dr.
                                   Block is a Director of MMI Companies, Inc.
                                   He was elected a Director of Merc-Safe in
                                   1992.

                                   Elected Director of Mercshares: 1992.

                                   Owns beneficially 950 shares of Common
                                   Stock.

         NAME                 AGE                  INFORMATION
----------------------------  ---  -------------------------------------------
William R. Brody, M.D.        53   PRESIDENT, JOHNS HOPKINS UNIVERSITY. Dr.
                                   Brody has occupied that position since
                                   August, 1996. From September, 1994 through
                                   July, 1996, Dr. Brody was Provost of The
                                   University of Minnesota Academic Health
                                   Center. From 1987 to August, 1994, he was
                                   Martin Donner Professor and Director of
                                   Radiology, Johns Hopkins University. Dr.
                                   Brody is a Director of Alza Corp. He was
                                   elected a Director of Merc-Safe in
                                   September, 1996.

                                   Elected Director of Mercshares: September,
                                   1996

                                   Owns beneficially 100 shares of Common
                                   Stock.

George L. Bunting, Jr.        56   PRESIDENT AND CHIEF EXECUTIVE OFFICER,
                                   BUNTING MANAGEMENT GROUP, a private
                                   financial management company. Mr. Bunting
                                   has occupied this position since July,
                                   1991. Prior thereto, he was Chairman of the
                                   Board and Chief Executive Officer of Nox-
                                   ell Corporation. Mr. Bunting is a Director
                                   of Crown Central Petroleum Corporation,
                                   Guilford Pharmaceuticals, Inc., USF&G Corp.
                                   and PHH Corporation. He was elected a
                                   Director of Merc-Safe in 1992.

                                   Elected Director of Mercshares: 1992

                                   Owns beneficially 4,700 shares of Common
                                   Stock.

Edward K. Dunn, Jr.           61   PRESIDENT, MERCSHARES, AND PRESIDENT AND
                                   CHIEF OPERATING OFFICER, MERC-SAFE. Mr.
                                   Dunn has served as President of Mercshares
                                   since 1991, and served as Vice Chairman of
                                   the Board of Merc-Safe from 1991 to 1995.
                                   He has served as President and Chief
                                   Operating Officer of Merc-Safe since July,
                                   1995. From 1988 to 1991, he was Chairman of
                                   the Executive Committee, Mercshares and
                                   Merc-Safe. He was elected a Director of
                                   Merc-Safe in 1988.

                                   Elected Director of Mercshares: 1988

                                   Member: Executive Committee

                                   Owns beneficially 122,904 shares of Common
                                   Stock, including 6,606 shares held by a
                                   trust of which he is a co-trustee, and
                                   15,000 shares held by a foundation of which he is a co-trustee and officer.

Martin L. Grass               43   CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE
                                   OFFICER, RITE AID CORPORATION, retail drug
                                   sales. Mr. Grass has occupied this posi-
                                   tion since March, 1995. Prior thereto, he
                                   was its President and Chief Operating
                                   Officer. From 1989 to November, 1995, Mr.
                                   Grass was VICE CHAIRMAN OF THE BOARD, SUPER
                                   RITE CORPORATION, a food wholesaler and
                                   retailer. Mr. Grass is a Director of Tessco
                                   Technologies, Inc. He was elected a
                                   Director of Merc-Safe in 1995.

                                   Elected Director of Mercshares: 1995

                                   Member: Audit Committee

                                   Owns beneficially 1,000 shares of Common
                                   Stock

         NAME                 AGE                  INFORMATION
----------------------------  ---  -------------------------------------------
Freeman A. Hrabowski, III     46   PRESIDENT, UNIVERSITY OF MARYLAND BALTIMORE
                                   COUNTY. Dr. Hrabowski has served in this
                                   capacity since September, 1993. He was
                                   Acting President from June, 1992 until
                                   September, 1993. Prior thereto, he was Vice
                                   Provost and Executive Vice President. Dr.
                                   Hrabowski is a Director of Baltimore Gas &
                                   Electric Company, McCormick & Company,
                                   Inc., and UNC, Inc. He was elected a
                                   Director of Merc-Safe in September, 1996.

                                   Elected Director of Mercshares: September,
                                   1996

                                   Owns beneficially 125 shares of Common
                                   Stock.

B. Larry Jenkins              58   CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF
                                   EXECUTIVE OFFICER, MONUMENTAL LIFE
                                   INSURANCE COMPANY, a subsidiary of AEGON
                                   USA, Inc. Mr. Jenkins has served in this
                                   capacity since 1983. He was elected a
                                   Director of Merc-Safe in 1983.

                                   Elected Director of Mercshares: 1983

                                   Member: Audit Committee

                                   Owns beneficially 5,100 shares of Common
                                   Stock.

Robert A. Kinsley             56   MR. KINSLEY IS CHAIRMAN AND CHIEF EXECUTIVE
                                   OFFICER OF KINSLEY CONSTRUCTION, INC. Mr.
                                   Kinsley has served in this capacity since
                                   March, 1996. Prior thereto, he was its
                                   President. Mr. Kinsley was elected a
                                   Director of Merc-Safe in September, 1996.

                                   Elected Director of Mercshares: September,
                                   1996

                                   Owns benefically 2,615 shares of Common
                                   Stock.

Robert D. Kunisch             55   CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF
                                   EXECUTIVE OFFICER, PHH CORPORATION, a
                                   diversified business services company
                                   engaged primarily in providing integrated
                                   management services, information products
                                   and expense management programs including
                                   vehicle fleet management, relocation and
                                   real estate services and mortgage banking
                                   services. Mr. Kunisch has served in this
                                   capacity since 1989. Mr. Kunisch is a
                                   Director of CSX Corporation and GenCorp. He
                                   was elected a Director of Merc-Safe in
                                   1984.

                                   Elected Director of Mercshares: 1984

                                   Member: Executive Committee
                                            Audit Committee
                                            Compensation Committee

                                   Owns beneficially 1,500 shares of Common
                                   Stock.

         NAME                 AGE                  INFORMATION
----------------------------  ---  -------------------------------------------
William J. McCarthy (2)       66   PRINCIPAL, WILLIAM J. MCCARTHY, P.C., WHICH
                                   IS A PARTNER IN VENABLE, BAETJER AND
                                   HOWARD, LLP, a law firm engaged in the gen-
                                   eral practice of law. Either Mr. McCarthy
                                   or his professional corporation has been a
                                   member of that firm since 1964. He was
                                   elected a Director of Merc-Safe in 1975.

                                   Elected Director of Mercshares: 1975

                                   Member: Executive Committee

                                   Owns beneficially 1,500 shares of Common
                                   Stock.

Morris W. Offit               60   CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE
                                   OFFICER, OFFITBANK, a private New York
                                   State bank offering integrated investment
                                   management services to individuals,
                                   corporations, pensions, trusts and
                                   not-for-profit institutions. Mr. Offit has
                                   served in this capacity since 1990. He is a
                                   Director of Cantell Industries, Inc., and
                                   Hasbro, Inc. Mr. Offit was elected a
                                   Director of Merc-Safe in 1984.

                                   Elected Director of Mercshares: 1984

                                   Member: Executive Committee
                                            Compensation Committee

                                   Owns beneficially 92,400 shares of Common
                                   Stock.

Christian H. Poindexter       58   CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE
                                   OFFICER, BALTIMORE GAS & ELECTRIC COMPANY,
                                   an investor-owned diversified gas and
                                   electric utility. He has occupied that
                                   position since 1993. Prior thereto, Mr.
                                   Poindexter was Vice Chairman of the Board.
                                   He was elected a Director of Merc-Safe in
                                   1987.

                                   Elected Director of Mercshares: 1987

                                   Member: Executive Committee
                                            Compensation Committee

                                   Owns beneficially 1,050 shares of Common
                                   Stock.

William C. Richardson         56   PRESIDENT AND CHIEF EXECUTIVE OFFICER, W.K.
                                   KELLOGG FOUNDATION, a private grant-making
                                   foundation. Dr. Richardson has served in
                                   this capacity since August, 1995. Prior
                                   thereto, he was President of Johns Hopkins
                                   University. Dr. Richardson is a Director of
                                   CSX Corporation and the Kellogg Company. He
                                   was elected a Director of Merc-Safe in
                                   1991.

                                   Elected Director of Mercshares: 1991

                                   Owns beneficially 150 shares of Common
                                   Stock.

         NAME                 AGE                  INFORMATION
----------------------------  ---  -------------------------------------------
Donald J. Shepard             50   CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF
                                   EXECUTIVE OFFICER, AEGON USA, INC., a
                                   holding company owning insurance and
                                   insurance related companies. Mr. Shepard
                                   has occupied the position of President and
                                   Chief Executive Officer since 1989. He was
                                   elected Chairman of the Board in 1992. Mr.
                                   Shepard is a member of the Executive Board
                                   of AEGON N.V. He is a Director of PHH
                                   Corporation. Mr. Shepard was elected a
                                   Director of Merc-Safe in 1992.

                                   Elected Director of Mercshares: 1992

                                   Member: Executive Committee

                                   Owns beneficially 9,000 shares of Common
                                   Stock.

Calman J. Zamoiski, Jr.       69   CHAIRMAN OF THE BOARD, INDEPENDENT
                                   DISTRIBUTORS, INCORPORATED, a general
                                   wholesale distributor. Mr. Zamoiski has
                                   occupied that position since April, 1991.
                                   Prior thereto, he was President. He was
                                   elected a Director of Merc-Safe in 1976.

                                   Elected Director of Mercshares: 1978

                                   Member: Executive Committee
                                            Compensation Committee

                                   Owns beneficially 51,800 shares of Common
                                   Stock.

------------------------

(1) The firm of Gallagher, Evelius & Jones renders legal services to Merc-Safe and certain accounts of which it is a fiduciary, and certain other Mercshares affiliates.

(2) The firm of Venable, Baetjer and Howard, LLP renders legal services to Mercshares, certain of its affiliates and certain accounts of which Merc-Safe is a fiduciary. It also leases its Baltimore office space from an affiliate of Mercshares.

    All of the Directors have attended 75% or more of the total number of meetings of the Board of Directors and Committees of Mercshares on which they served during 1996 except Dr. Block who attended 67% of such meetings; Dr. Brody who attended 67% of such meetings; Mr. Grass who attended 71% of such meetings; and Mr. Offit who attended 65% of such meetings.

    Hugh W. Mohler and Jay M. Wilson, executive officers named in the Summary Compensation Table, but who are not Directors or nominees for election as Directors, owned beneficially on January 31, 1997, 8,986 shares and 11,252 shares of Common Stock, respectively.

    No Director, nominee or officer of Mercshares was the "beneficial owner" of as much as 1.0% of the outstanding shares of Common Stock, as of January 31, 1997. On that date, the Directors, nominees and executive officers of Mercshares as a group owned beneficially 540,957 shares or 1.1% of the shares of Common Stock outstanding. As to certain shares, the Directors, nominees and executive officers had no voting or investment power but the shares were included above because of ownership by family members or trusts for their benefit. As to the shares reported above with respect to which the Directors, nominees and executive officers had or shared voting or investment power, they had sole voting and investment power as to 506,204 shares of Common Stock and shared voting and investment power as to 30,799 shares of Common Stock.


    Brian B. Topping, who had been a Director of Mercshares since 1988, and an executive officer of Mercshares since 1990, decided to relinquish these responsibilities effective December 31, 1996. Although he no longer serves as an officer or Director of Mercshares, he continues as Vice Chairman of the Board of Directors of Merc-Safe, concentrating on investment services provided by Merc-Safe. Mr. Topping's 1996 compensation as an executive officer of Mercshares and Merc-Safe, and pension and other benefits to which he will be entitled for 1997 and thereafter, are described in the appropriate sections of this Proxy Statement.

                      REPORT OF THE COMPENSATION COMMITTEE

OVERALL POLICY

    The Board of Directors of Mercshares establishes the overall goals and objectives of Mercshares, and the policies to be followed in pursuing these goals and objectives, including the selection of necessary key management personnel, and the auditing of the performance of those personnel. The major responsibility for assisting in satisfying the compensatory aspect of the overall supervisory duty of the Board rests with the Compensation Committee. The membership of the Compensation Committees (collectively the "Committee") of Mercshares and Merc-Safe, its leading bank affiliate, is identical, composed of independent non-employee Directors of both institutions who do not participate in any executive compensation plan. All executive officers of Mercshares are officers of Merc-Safe.

    In order to achieve the overall goals and objectives of Mercshares, and recognizing the interest of the stockholders in that achievement, the Committee, over a number of years, has developed and maintained an executive compensation plan based on a philosophy that links executive compensation both to individual and corporate performance, and return to stockholders. This philosophy enables Mercshares to attract and retain highly motivated executive personnel of outstanding ability and initiative, and to create an identity of interests between executives and Mercshares' stockholders. Mercshares' executive compensation plan consists of basic cash compensation, the opportunity for annual incentive compensation based on corporate performance, and continuing stock based compensation, geared to corporate performance.

    The Committee administers the provisions of Mercshares' incentive cash bonus plan and its stock based plan, which are applicable to all affiliates of Mercshares. In addition, the Committee is authorized to make recommendations to the Boards of Mercshares and its affiliates with respect to basic salaries, supplemental pension, deferred compensation, employment and similar agreements affecting their executive officers, and performs such other functions as may be delegated to it by the Boards.

    The Committee takes various factors into consideration when establishing and reviewing executive compensation. There follows an explanation of general principles governing basic cash compensation, annual incentive compensation which is governed by a pre-existing mathematical formula, stock based compensation which currently consists of existing awards, and the factors considered in establishing basic cash compensation for 1996.

BASIC CASH COMPENSATION

    The Committee, in determining basic cash compensation of the executive officers of Mercshares, considers corporate profitability, financial condition, capital adequacy, return on assets and the planned compensation budget for Mercshares. The Committee also considers the performance and compensation levels of other banking institutions as more fully set forth under the caption "1996 Compensation". The Committee does not consider these factors by any formula and does not assign specific weight to any given factor. Instead, the Committee applies its collective business judgment to reach a consensus on compensation fair to Mercshares, its stockholders and its executive officers. Under executive employment agreements, the basic cash compensation of Messrs. Baldwin, Dunn and Topping for any year may not be less than basic cash compensation for the prior year. Mr. Topping's executive employment agreement terminated on December 31, 1996.

ANNUAL INCENTIVE COMPENSATION

    In addition to basic cash compensation, the Committee, in 1981, developed an annual incentive compensation plan, which is based on a pre-established mathematical formula tied directly to corporate performance and profitability.

    Forty-seven executives of Mercshares and its affiliates who are considered by the Committee to have responsibilities that directly affect corporate performance and profitability currently participate in the incentive compensation plan. Participants in the plan are chosen annually by the Committee. The plan has both a long-term and a short-term incentive effect because no annual awards are made unless a compounded rate of growth in earnings per share of Mercshares, and/or in net operating income of the affiliate (or unit) employing the participant, in excess of five percent per annum is maintained from the Base Year of the plan. The maximum potential annual award is subject to attaining a 15 percent annual improvement in such earnings per share or net operating income. As provided in the plan, the maximum potential annual award for 1996 is generally 33 percent of a participant's salary (65 percent in the case of the Chief Executive Officer and 50 percent in the case of the next four most highly compensated officers of Mercshares). However, because management of Mercshares' affiliates is decentralized, not more than one half of any potential award is based on improvement in Mercshares' earnings per share, and not more than one half is based on improvement in net operating income of the appropriate affiliate (or unit). Incentive cash bonuses attributable to 1994, 1995 and 1996 earnings per share and net operating income were paid to those officers named in the Summary Compensation Table, as reflected under the caption "Bonus", and to other participants.

STOCK BASED COMPENSATION

    The Omnibus Stock Plan, approved by the stockholders in 1990, is designed to create a common interest between key employees and stockholders on a long-term basis. Its purpose is to encourage participants to maintain and increase their proprietary interests as stockholders in Mercshares and to benefit from the long-term performance of Mercshares.

    The Committee believes that a close linking of stockholder and key employee interests through the grant of stock options is important to the continuing success of Mercshares because stock options have no realizable value unless the price of Mercshares Common Stock increases.

    Accordingly, in March, 1995, and in 1996 the Committee granted, under the Omnibus Stock Plan, options for a total of 1,169,150 shares of Common Stock without tandem stock appreciation rights to 315 key employees of Mercshares and its affiliates. The exercise price of the stock options equals the market price of the Common Stock on the date of grant and the options have a ten year life.

    Of the total granted, options for 867,500 shares ("performance-based options") were granted to 49 senior executive officers of Mercshares and its affiliates, including, in 1995, the Chief Executive Officer and the other four most highly compensated executive officers of Mercshares. Twenty-five percent of these performance-based options will become exercisable on and after each anniversary date of the grant, except that if any such senior executive officer attains his normal retirement date during that four year period, any options that have not become exercisable and have not been forfeited become exercisable on the anniversary date following the normal retirement date, subject to the satisfaction of the corporate earnings tests described in this paragraph for the year preceding retirement. The portion of the performance-based options that become exercisable in each of the four years may not be exercised unless Mercshares' earnings per share increase at a compounded growth rate of at least five percent over 1994. If this test is met, then up to one-half of the performance-based options maturing in each of the four years become exercisable based on a sliding scale (beginning at six percent) of the percent of increase of earnings per share of Mercshares over the prior year earnings per share. The remaining one-half may be exercised only if the net operating income of the affiliate employing the participant increases at a compounded growth rate of at least five percent over 1994. If this test is met, then up to one-half of the options maturing in each of the four years become exercisable, based on the same sliding scale (beginning at six percent), of the percent of increase of the net operating income of the affiliate over the prior year's net operating income of that affiliate. To the extent these tests are not met, all or a portion of the performance-based options maturing each year are forfeited and become available for further grants.

    The remaining options for 301,650 shares were granted to 266 key employees of the affiliates of Mercshares. These options are not performance-based options and are fully exercisable as of the date of grant.

1996 COMPENSATION

    The Committee, in determining the 1996 basic cash compensation of the executive officers of Mercshares, considered the factors described in this Report.

    H. Furlong Baldwin is Chairman of the Board and Chief Executive Officer of Mercshares and Merc-Safe and, as such, has the ultimate management responsibility for the strategic direction, performance, operating results and financial condition of Mercshares and its affiliates, and the carrying out of corporate policies and procedures. Since 1970, these duties have also included the primary responsibility for recommending to the

Board of Mercshares the acquisition and establishment of additional affiliates. Edward K. Dunn, Jr. is President of Mercshares and President and Chief Operating Officer of Merc-Safe. Mr. Dunn, Brian B. Topping as Vice President of Mercshares and Vice Chairman of the Board of Merc-Safe, and Hugh W. Mohler and Jay M. Wilson, as Executive Vice Presidents of Mercshares and Merc-Safe, have exercised the responsibility of assisting in carrying out corporate policies and procedures to assure that the performance, operating results and financial condition objectives are obtained.

    The 1996 basic cash compensation of Messrs. Baldwin, Dunn and Topping was set in February, 1996. The Committee was aware that incentive compensation payments to the executive officers of Mercshares would be made in 1996 attributable to 1995 performance under the Annual Incentive Compensation Plan, and that 25% of the outstanding performance-based options granted in March, 1995 under the Omnibus Stock Plan would become exercisable in March, 1996.

    The Committee was aware of 1995 earnings of Mercshares. The Committee further reviewed profitability and capital strength ratios (return on assets, net interest margin, efficiency ratio, equity to assets and return on equity) and loan loss performance ratios (year-end non-performing assets to loans and other real estate owned, net charge-offs to average loans and year-end allowance for loan losses to non-performing loans) for the years 1990 through 1994 and the quarter ended September 30, 1995 as compared to comparable information for 23 banking companies with assets from $5 to $10 billion, considered by an independent analyst as Mercshares' peer group. The Committee then compared similar ratios showing profitability, capital adequacy, reserve strength, and asset quality with those of the 50 largest banking institutions in the United States as prepared by that financial analyst. The Committee was aware that, for the second quarter, 1995 (the then most recent quarter for which the following rating was published), Mercshares was rated "superior", compared to eight selected banking institutions in Maryland, Delaware, the District of Columbia and Virginia, based on 39 separate financial ratios that depict financial strength and profitability compiled by IDC Financial Publishing, Inc.

    The Committee then compared the compensation of Messrs. Baldwin, Dunn and Topping with an independent study published in 1995 reflecting compensation information for 1994 of the 81 commercial banking institutions participating in the study and with the compensation of executive officers of five banking institutions, based on 1993, 1994 and 1995 proxy information (the then most currently available), selected as generally comparable to Mercshares in terms of criteria including the nature and quality of operations, or geographic proximity. This latter group included financial institutions having significant income generated by trust and investment activities, high returns on assets, capital significantly in excess of that required by current federal regulations, and located within a 400 mile radius of Baltimore so as to include companies operating in a comparable economic climate. No target was established in the comparison with this group of institutions.

    The Committee concluded that Mercshares' profitability and capital strength ratios continued to be strong, and that loan loss ratios were favorable, both standing alone and in comparison to the 23 banking companies constituting the peer group and the 50 largest banking institutions group, and that Mershares' performance, overall, was strong. The Committee determined, however, not to recommend any increase in the base compensation of Messrs. Baldwin, Dunn and Topping. The travel allowance for Mr. Baldwin (as disclosed in the Summary Compensation Table), which has been recommended by the Committee and approved by the Boards annually since 1990 as an appropriate corporate expense, was continued. The compensation of Mr. Mohler was reviewed in December, 1995 and, based on his performance, he was awarded an increase. Mr. Wilson served as a Director of Mercshares and Merc-Safe from 1989 until September, 1994, at which time he was elected an Executive Vice President of Mercshares and Merc-Safe. His compensation was negotiated at that time. Mr. Mohler's increase and Mr. Wilson's compensation are reflected in the Summary Compensation Table under the "Salary" Caption.

    In December, 1995, the Committee designated Messrs. Baldwin, Dunn, Topping, Mohler and Wilson as participants for 1996 in the Annual Incentive Compensation Plan. Under the formula requirements of that Plan, based on 1996 earnings per share and net operating income and to the extent that mathematical Plan criteria were met, these individuals earned incentive cash compensation, paid in 1997, which is included under the caption "Bonus" in the Summary Compensation Table for 1996.

    Section 162(m) of the Internal Revenue Code provides for non-deductibility, in certain cases, of compensation paid to an executive in excess of $1 million per year. The only Mercshares executive whose compensation has exceeded that level is Mr. Baldwin. Because various compensation plans have been approved by Mercshares' stockholders and, in Mercshares' opinion, are qualified performance-based plans under Section 162(m), the deductibility of Mr. Baldwin's compensation is not limited by Section 162(m). Mercshares has not adopted a policy as to whether or under what circumstance it would pay executive compensation which would not be deductible under Section 162(m) but reserves the right to make compensation payments that may not qualify for deduction.

THE COMPENSATION COMMITTEE

    Robert D. Kunisch                           Morris W. Offit
    Christian H. Poindexter                     Calman J. Zamoiski, Jr., Chairman

    The following line graph compares cumulative total stockholder return on Mercshares Common Stock with the Standard & Poor's 500 Index and the Standard & Poor's Banks Composite Index for the period beginning December 31, 1991, through December 31, 1996. The graph assumes $100 invested at the closing price on December 31, 1991, and the reinvestment of all dividends. With reference to the Report of the Compensation Committee, 27 of the 50 largest banking institutions whose performance ratios were reviewed, two of the five institutions considered for compensation purposes and 17 of the 81 institutions participating in the compensation study are included in the S & P Banks Composite Index. None of the 23 institutions considered as peer institutions of Mercshares whose performance ratios were reviewed is so included. The S & P Banks Composite Index consisted, as of December 31, 1996, of six "Money Center Banks", and 22 "Major Regional Banks", each of which is substantially larger than Mercshares.

                               PERFORMANCE GRAPH

VALUE OF $100 INVESTED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MERCSHARES      S&P BANKS COMPOSITE INDEX     S&P500
1991             $100.00                        $100.00    $100.00
1992             $120.82                        $132.85    $107.61
1993             $108.54                        $147.49    $118.47
1994             $115.58                        $140.07    $120.08
1995             $169.91                        $223.26    $165.18
1996             $202.04                        $316.03    $203.05

                                           1991       1992       1993       1994       1995       1996
                                         ---------  ---------  ---------  ---------  ---------  ---------
Mercshares.............................  $  100.00  $  120.82  $  108.54  $  115.58  $  169.91  $  202.04
S&P Banks Composite
  Index................................     100.00     132.85     147.49     140.07     223.26     316.03
S&P 500................................     100.00     107.61     118.47     120.08     165.18     203.05

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

    Merc-Safe has banking and other relationships, in the ordinary course of business, with a number of its Directors and companies associated with them, including loans to Mr. Kunisch, to Mr. Zamoiski and companies associated with him and to companies associated with Mr. Poindexter. Such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and did not involve more than the normal risk of collectibility or present other unfavorable features. Mr. Baldwin is a director of Baltimore Gas & Electric Company of which Mr. Poindexter is an executive officer, and OFFITBANK, of which Mr. Offit is an executive officer.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

    The following table sets forth certain summary compensation information as to the Chief Executive Officer and the other four most highly compensated executive officers of Mercshares, based on total annual salary and bonus in 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                                              LONG TERM
                                                                                                            COMPENSATION
                                                                                                         -------------------
                                                                                                               AWARDS
                                                                        ANNUAL COMPENSATION              -------------------
                                                            -------------------------------------------      SECURITIES
                   NAME AND                                                             OTHER ANNUAL         UNDERLYING
              PRINCIPAL POSITION                   YEAR      SALARY($)    BONUS($)     COMPENSATION($)      OPTIONS/SARS#
             --------------------                ---------  -----------  -----------  -----------------  -------------------
H. Furlong Baldwin.............................       1996      750,000      219,400          76,000(2)          --
  Chairman of the Board                               1995      747,300      487,500          63,000(2)           80,000
    and Chief Executive Officer                       1994      650,000      211,300          66,400(2)          --
Edward K. Dunn, Jr.............................       1996      400,000       90,000         --                  --
  President                                           1995      398,700      200,000         --                   45,000
                                                      1994      350,000       87,500         --                  --
Brian B. Topping...............................       1996      380,000       76,000         --                  --
  Vice President                                      1995      379,200       95,000         --                   35,000
                                                      1994      350,000       78,800         --                  --
Hugh W. Mohler.................................       1996      267,800       60,400         --                  --
  Executive Vice President                            1995      250,000      125,000         --                   30,000
                                                      1994      235,500       41,300         --                  --
Jay M. Wilson..................................       1996      250,000       50,000         --                  --
  Executive Vice President                            1995      250,000       82,500         --                   30,000
                                                      1994       69,200      --              --                  --

                   NAME AND                           ALL OTHER
              PRINCIPAL POSITION                  COMPENSATION($)(1)
             --------------------                --------------------
H. Furlong Baldwin.............................            54,700
  Chairman of the Board                                    44,800
    and Chief Executive Officer                            39,100
Edward K. Dunn, Jr.............................           102,400
  President                                                78,800
                                                           71,300
Brian B. Topping...............................            27,900
  Vice President                                           25,600
                                                           20,500
Hugh W. Mohler.................................            59,900
  Executive Vice President                                 46,800
                                                           36,600
Jay M. Wilson..................................            29,200
  Executive Vice President                                 14,200
                                                              200

------------------------

(1) Represents cost of group-term life insurance deemed to be employee income under the Internal Revenue Code and contributions made on behalf of the executive officer by Merc-Safe to the Mercshares Thrift Plan and to supplemental thrift and cash balance pension plan arrangements and, as to Mr. Mohler, fees for services as a director of an affiliate bank as follows:

                                                                                         SUPPLEMENTAL
                                                 YEAR     LIFE INSURANCE   THRIFT PLAN      PLANS         FEES       TOTAL
                                               ---------  ---------------  -----------  --------------  ---------  ---------
    Mr. Baldwin..............................       1996     $   6,300      $   4,500     $   43,900       --      $  54,700
                                                    1995         6,300          4,500         34,000       --         44,800
                                                    1994         6,300          4,500         28,300       --         39,100
    Mr. Dunn.................................       1996         4,900          7,500         90,000       --        102,400
                                                    1995         4,100          7,500         67,200       --         78,800
                                                    1994         2,700          7,500         61,100       --         71,300
    Mr. Topping..............................       1996         6,300          7,500         14,100       --         27,900
                                                    1995         6,300          7,500         11,800       --         25,600
                                                    1994         4,600          7,500          8,400       --         20,500
    Mr. Mohler...............................       1996         2,600          7,500         49,800       --         59,900
                                                    1995         1,800          7,500         29,000        8,500     46,800
                                                    1994         1,500          7,500         21,100        6,500     36,600
    Mr. Wilson...............................       1996           700          7,500         21,000       --         29,200
                                                    1995           700          3,500         10,000       --         14,200
                                                    1994           200         --             --           --            200

(2) Of these amounts, $69,500 in 1996, $57,500 in 1995 and $60,000 in 1994
    represent travel expenses incurred by Mr. Baldwin.

AGGREGATE OPTIONS TABLE

    The following table sets forth certain information, on an aggregate basis, concerning the exercise of stock options during 1996 by executive officers named in the Summary Compensation Table and the December 31, 1996 value of unexercised stock options. No stock appreciation rights were outstanding in 1996.

                      AGGREGATED OPTION EXERCISES IN LAST
                     FISCAL YEAR AND FY--END OPTION VALUES

                                                                 NUMBER OF SECURITIES UNDERLYING          VALUE OF UNEXERCISED
                                                                                                          IN-THE-MONEY OPTIONS
                                                      VALUE     UNEXERCISED OPTIONS AT FY-END (#)          AT FY-END ($S)(1)
                              SHARES ACQUIRED ON    REALIZED    ----------------------------------  --------------------------------
NAME                             EXERCISE (#)        ($S)(1)     EXERCISABLE    UNEXERCISABLE(2)    EXERCISABLE    UNEXERCISABLE(2)
----------------------------  -------------------  -----------  -------------  -------------------  ------------  ------------------
Mr. Baldwin.................        11,070             35,978         8,930            60,000            90,416          607,500
Mr. Dunn....................          --               --            11,250            33,750           113,906          341,719
Mr. Topping.................          --               --             8,750            26,250            88,594          265,781
Mr. Mohler..................          --               --             7,500            22,500            75,938          227,812
Mr. Wilson..................          --               --             7,500            22,500            75,938          227,812

------------------------

(1) Share values included in the table represent the fair market value of the shares at the exercise date for exercised options, or at December 31, 1996 for unexercised options, less the exercise price of the options.

(2) As explained in the Report of the Compensation Committee, and except for Messrs. Baldwin and Topping, these options become exercisable in four equal annual installments following March, 1995, but only if and to the extent that certain annual corporate earnings tests have been met. For 1995, the tests were met and 25% of the options became exercisable in March, 1996. Under the Omnibus Stock Plan, because Mr. Baldwin attained age 65 in January, 1997, his additional options for 60,000 shares became eligible for exercise in March, 1997, but only to the extent the tests were met for 1996. After application of the tests, options for 42,000 shares held by Mr. Baldwin became exercisable in March, 1997 and his remaining options for 18,000 shares were forfeited. Under arrangements with Mr. Topping described elsewhere in this Proxy Statement, and based on the tests for 1996, options for 6,125 shares became exercisable in March, 1997 and his remaining options for 20,125 shares were forfeited.

RETIREMENT AGREEMENTS AND PLANS

           DEFERRED COMPENSATION AND SUPPLEMENTAL PENSION AGREEMENTS


    Messrs. Baldwin and Topping entered into arrangements with Merc-Safe pursuant to which their rates of salary were reduced. In exchange, Merc-Safe from time to time invests, in life insurance and annuity policies, amounts equal to the salary reduction amounts and a portion of the cumulative cash surrender values of those policies. These investments serve as a funding source for the benefits described below. Alternate provisions have been made for events such as termination, resignation, death or disability prior to retirement, but, assuming retirement, annual payments for a minimum of fifteen years or until death (if later) would approximate $168,000 to Mr. Baldwin. Under Mr. Topping's agreement, he receives an annual payment of $175,700 to continue for a minimum of eighteen years or until death (if later). The salaries for 1996 and prior periods reported under the caption "Salary" in the Summary Compensation Table are the full salaries before the deferred compensation reductions. The benefits described in this paragraph are in addition to the pension and supplemental benefits described below.



    The executives who are parties to the above arrangements also participate in supplemental pension and thrift plan arrangements whereby they are eligible to receive (1) benefits in the amounts they would have received had their compensation not been reduced from current levels, and (2) amounts to which they would have been entitled under the Mercshares cash balance pension plan and thrift plan but for the maximum salary, benefit and contribution limitations on defined benefit and contribution plans under the Internal Revenue Code. Mercshares has entered into a Supplemental Pension Agreement with Mr. Dunn, pursuant to which, assuming retirement at age 65, Mr. Dunn will receive $5,000 per month in addition to any pension received under the Mercshares cash balance pension plan. Alternate provisions are made for events such as termination, resignation, death or disability prior to retirement at age 65. At the time of Mr. Mohler's first employment with a Mercshares' affiliate, a Supplemental Pension Agreement was entered into with him pursuant to which he was granted credit for years of service for time worked for his prior employer.


                           CASH BALANCE PENSION PLAN

    Mercshares is sponsor of an employees' cash balance pension plan which a majority of its affiliates have adopted. Each plan participant who was employed on January 1, 1991 (including those individuals named below) was credited under the cash balance pension plan with a frozen accrued benefit representing the benefit he had earned under the plan, determined as of December 31, 1990, and based generally on past service and career average annual compensation. For service on and after January 1, 1991, the cash balance pension plan is designed to maintain separate participant accounts for each eligible employee. These cash balance accounts are credited with annual contribution allocations equal to various percentages of compensation based on years of credited service and age. Interest allocations, tied to a Treasury Bill rate, are also credited annually to these cash balance accounts. Plan benefits paid at retirement to those individuals named below, all of whom, except Mr. Wilson, were employed on December 31, 1990, will be paid in annuity form and will consist of the sum of their frozen accrued benefits and their cash balance accounts. The plan does not determine benefits primarily by final average compensation.

    Estimated annual pension benefits shown below are presented as straight life annuities, even though retirees may elect to receive a form of benefit other than a straight life annuity. The benefits are based on actual salary and bonus for 1996 as shown in the Summary Compensation Table. For future years, it is estimated that the executive officers' salaries will increase through their dates of retirement at the plan's internal salary increase assumption and that their bonuses will continue at the same amount through their dates of retirement. Actual salary increases may differ from the plan's internal salary increase assumption and actual bonuses may differ significantly from the 1996 bonuses; and in some years it is possible, based on the formula in the Annual Incentive Compensation Plan, that no bonuses will be earned. Accordingly, the actual pension benefits at retirement may differ significantly from the amounts stated below.

    At the plan's normal retirement age of 65, the individuals named below would have the following years of service and estimated annual pension benefits: Mr. Dunn, 12 years and $156,000; Mr. Mohler 42 years and $313,000; and Mr. Wilson 18 years and $108,000. If Mr. Baldwin were to retire at age 68, he would have 43 years of service and estimated annual pension benefits of $675,000. The amounts shown are the total of estimated payments from the plan and under the supplemental pension arrangements described above and, with respect to Messrs. Dunn, Mohler and Wilson, under the following section entitled "Supplemental Cash Balance Pension Plan". Mr. Topping's aggregate annual payments, under the plan and supplemental pension arrangement described above are $95,300.

    All other officers of Mercshares participate in the cash balance pension plan. Directors who are not also officers of Mercshares or an affiliate do not participate in the cash balance pension plan.

                     SUPPLEMENTAL CASH BALANCE PENSION PLAN

    Mercshares is sponsor of an unfunded, nonqualified, supplemental cash balance pension plan. All employees of Mercshares and its affiliates having compensation for a calendar year in excess of $150,000 (as adjusted under the Internal Revenue Code) and who are approved for participation by the Employee Benefit Committee of Mercshares are eligible participants under this plan except for Messrs. Baldwin and Topping. Messrs. Dunn, Mohler and Wilson, as well as 30 other employees of Mercshares and its affiliates, participate in the plan. At the end of a calendar year, the account of each participant is credited with an amount equal to the difference between the amount with which the participant's account under the cash balance pension plan would have been credited but for the compensation limitation imposed by the Internal Revenue Code and the amount actually credited to the participant's account under the cash balance pension plan. In addition, if a participant's benefit under the cash balance pension plan is limited by Section 415 of the Internal Revenue Code and is not already provided for under this plan, an amount equal to the shortfall will be added to the participant's account. At the end of a calendar year (but prior to the above credit), each participant's account is credited with interest equal to the average value of interest rates on 52 week U. S. Treasury Bills, determined pursuant to a fixed formula, but no less than four percent nor more than 12 percent, until the participant's account is fully distributed. For 1996, Mr. Dunn's account was credited with $76,500, Mr. Mohler's with $42,500, and Mr. Wilson's with $15,600. These amounts are included under the caption "All Other Compensation" in the Summary Compensation Table. Generally, an account is distributed after the participant's termination of employment or death, either in a single-sum payment, or in equal annual installments over a period not to exceed ten years.

                                  THRIFT PLAN

    Mercshares is sponsor of a thrift plan, of the type described in Section 401(k) of the Internal Revenue Code, which a majority of its affiliates have adopted for the benefit of all eligible employees. Those executive officers of Mercshares who are also officers of Merc-Safe participate in the plan. The plan provides that corporate contributions, based on a percentage of an employee's salary, are paid to the employee's thrift plan account. Additionally, employees may elect to defer up to ten percent of their salaries by redirecting the deferred amount to their thrift plan accounts, in which case their employers match a portion of the amount deferred. The corporate contributions for 1996 are included under the caption "All Other Compensation" in the Summary Compensation Table. Messrs. Dunn, Topping, Mohler and Wilson elected to defer a percentage of their salaries during 1996. The amounts so deferred are included under the caption "Salary" and the matching contributions are included under the caption "All Other Compensation" in the Summary Compensation Table.

                            SUPPLEMENTAL THRIFT PLAN

    Mercshares is sponsor of an unfunded, nonqualified supplemental thrift plan. All vice presidents and above who participate in the thrift plan, who have compensation for a calendar year in excess of $150,000 (as adjusted under the Internal Revenue Code) and who are approved for participation by the Employee Benefit Committee of Mercshares are eligible participants under this plan except for Messrs. Baldwin and Topping.

Messrs. Dunn, Mohler and Wilson, as well as 30 other participants in the thrift plan, participate in this plan. At the end of a calendar year, the account of each participant is credited with an amount equal to 3% of the portion of the participant's compensation for that calendar year that exceeds the above limit. At the end of a calendar year (but prior to the above credit), each participant's account is credited with interest at the per annum rate of five percent except that interest is pro-rated for accounts that terminate in mid-year. For 1996, Mr. Dunn's account was credited with $13,500, Mr. Mohler's with $7,300 and Mr. Wilson's with $5,500. These amounts are included under the caption "All Other Compensation" in the Summary Compensation Table. Generally, an account is distributed in a lump sum payment after a participant's termination of employment or death.

MEDICAL REIMBURSEMENT PLAN

    Mercshares is sponsor of a medical reimbursement plan, of the type described in Section 105 of the Internal Revenue Code, which a majority of its affiliates have adopted for the benefit of all eligible employees. Messrs. Baldwin, Mohler and Wilson participate in the plan. The plan provides that employees may reduce their salaries on a pre-tax basis, in amounts determined in advance by them, and direct those amounts to a medical reimbursement account (MRA). Funds in the MRA then become available to reimburse the employee for certain uninsured medical expenses. Any balance left in an employee's MRA at year end reverts to his employer. Amounts directed to the MRA for Messrs. Baldwin, Mohler and Wilson are included under the caption "Salary" in the Summary Compensation Table.

OTHER ARRANGEMENTS

                             EMPLOYMENT AGREEMENTS

    Mercshares and Merc-Safe have entered into employment agreements with Messrs. Baldwin and Dunn. Pursuant to these agreements, Mr. Baldwin serves as Chairman of the Board and Chief Executive Officer of Mercshares and Merc-Safe and Mr. Dunn serves as President of Mercshares and President and Chief Operating Officer of Merc-Safe. Base salaries for 1996 are disclosed in the Summary Compensation Table. The agreements provide that base salaries will not be less in any year than in the preceding year. Mr. Baldwin's agreement continues until February 1, 1999, and may be extended by Mercshares and Merc-Safe until February 1, 2000. The current term of Mr. Dunn's agreement is until December 31, 1999. His agreement will extend for periods of three years following each annual anniversary date (but not beyond his normal retirement date) unless such extension is declined by Mercshares or Merc-Safe or by Mr. Dunn.

    Mr. Topping's Executive Employment Agreement, which was similar to those of Messrs. Baldwin and Dunn, was terminated by mutual agreement effective December 31, 1996, effectuating Mr. Topping's desire to relinquish his executive management responsibilities as an officer of Mercshares and Merc-Safe. Pursuant to a new agreement, for a term of five years from January 1, 1997, Mr. Topping will remain as Vice Chairman of the Board of Directors of Merc-Safe, concentrating his work on investment services provided by the Trust Division of Merc-Safe. For these services, he will receive an annual fee of $125,000. He will also be eligible for the pension and other benefits described above under "Deferred Compensation and Supplemental Pension Agreements", "Thrift Plan", and "Cash Balance Pension Plan".

                    CHANGE OF CONTROL TERMINATION AGREEMENTS

    Mercshares has entered into Change of Control Termination Agreements with Messrs. Baldwin, Dunn and one other executive officer of Mercshares. In the event that during the effective period of the agreement, following a "change of control" of Mercshares, the officer is terminated (prior to his retirement date) within three years of a change of control without "cause" or if the officer resigns for "good reason", then such officer is entitled to receive certain cash payments from Mercshares. Payments which may be made under the agreements are limited to the maximum amount (when combined with amounts otherwise payable upon termination) which is deductible by Mercshares under Section 280G of the Internal Revenue Code. Generally, the maximum amount deductible is three times average base annual compensation (including salary, bonus, fringe benefits and deferred compensation) over five years. Mr. Baldwin's Agreement continues until February 1, 1999, and may be extended by Mercshares until February 1, 2000. Mr. Dunn's Agreement now has a three year effective period following December 31, 1996, and is renewed automatically each year for an additional one year period (or until his normal retirement if earlier) unless Mercshares refuses such extension. For the purposes of the agreements, a "change of control" means any of the following occurrences: (a) a person or group becomes the beneficial owner of at least 20% of Mercshares Common Stock; (b) there occur certain specified changes in the composition of the Mercshares Board of Directors; (c) Mercshares' stockholders approve a reorganization, merger, consolidation or statutory share exchange of Mercshares unless after such transaction, holders of the previously outstanding Mercshares Common Stock own more than 50% of the combined voting power of the surviving entity, or (d) a liquidation or dissolution of Mercshares or sale of all or substantially all of the assets of Mercshares. For purposes of these Agreements, termination by Mercshares for "cause" means termination upon (i) an act of personal dishonesty taken by the officer intended to result in substantial personal enrichment of the officer at the expense of Mercshares, (ii) the officer's willful, deliberate and continued failure to perform substantially his duties, which is not remedied after receipt of written notice, or (iii) conviction of a felony. "Good reason" includes the assignment to the officer of any duties inconsistent with his status and position as they exist immediately prior to the change of control, a substantial failure by Mercshares to comply with its obligations to the officer under its employment arrangement with such officer, relocation of the officer's place of employment outside of the Mercshares principal office located in the City of Baltimore, a purported termination of the officer not otherwise permitted under his employment arrangement with Mercshares or the failure of any successor to Mercshares to assume expressly the obligations of the agreement.

DIRECTOR FEES

    Directors of Mercshares, who are not also officers of Mercshares or its affiliates, are paid a retainer at the annual rate of $15,500 in addition to fees of $750 for each Board meeting and $500 for each Committee meeting attended. The annual retainer is paid each December. All or a portion of the annual retainer may be paid in the form of Mercshares Common Stock, valued at the time the retainer is payable. In 1996, one Director received 115 shares of Common Stock in lieu of cash retainer fees. Directors who are also officers of Mercshares or its affiliates receive no retainer or compensation for attendance at Board or Committee meetings of Mercshares.

    Mercshares is sponsor of a Directors Deferred Compensation Plan which gives Directors of Mercshares and participating affiliates, who are not also officers of Mercshares or its affiliates, the option to defer the retainer and other fees. In March, 1996, Mercshares amended and restated the Directors Deferred Compensation Plan. Prior to the amendment, deferred amounts were invested by Merc-Safe, as agent, in various securities. Under the amendment and restatement, at the close of each calendar quarter the sum of cash deferred in that quarter by a Director is converted to units by dividing such sum by the closing market price of Mercshares stock and the units are cumulatively credited to the Director's account. At the close of each calendar quarter, the sum of the dividends attributable to the Director's account at the beginning of the quarter is similarly converted to additional units and cumulatively credited. When a participating Director ceases to serve as a Director, a cash sum is computed by multiplying the number of units in his account by the closing market price of Mercshares stock at a time specified in the Plan. This sum is paid in cash to the Director (or a designated beneficiary) over the period of years (one to ten) specified by the Director. Any unpaid balance is credited with interest at five percent. Any Director having a deferred account at the time of the amendment and restatement could elect to have such account converted to units as described above. Failing such election, interest at five percent will be paid on the sum until fully paid out in accordance with the Director's existing deferral agreement.

TRANSACTIONS WITH DIRECTORS AND OFFICERS

    Certain affiliated banks have had, and expect to have in the future, banking and trust transactions in the ordinary course of business with many of the Directors and officers of Mercshares, and certain of their associates and immediate family members, on substantially the same terms, including interest rates and collateral on loans, and commissions on fiduciary business, as those prevailing at the time for comparable transactions with others. Loans to such persons were made in the ordinary course of business and did not involve more than the normal risk of collectibility or present other unfavorable features.

                               PROPOSED AMENDMENT
                           ARTICLES OF INCORPORATION

    Mercshares currently has authorized 67,000,000 shares of Common Stock, $2 par value. At January 31, 1997, 47,419,087 shares of Common Stock were outstanding.

    The Board of Directors deems it advisable and recommends amending the Articles of Incorporation to increase the authorized number of shares of Common Stock to 130,000,000 shares to assure that an adequate supply of authorized and unissued shares is available for general corporate needs, including stock splits or stock dividends, acquisitions of banks and corporations performing related services, and issuance of shares pursuant to its Omnibus Stock Plan, Dividend Reinvestment and Stock Purchase and Employee Stock Purchase Plan. Except for such purposes, there are no present plans for the issuance of any such shares of Common Stock.


    The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of the holders of existing Common Stock. Depending on the circumstances, however, issuance of additional shares could dilute the equity ownership of existing stockholders, as such holders do not have preemptive rights.



    The amendment is not intended to be an anti-takeover measure, but the amendment could, in certain situations, discourage efforts by others to acquire control of Mercshares or make such an attempt more difficult and time consuming. In such cases, additional shares of Common Stock could be issued to purchasers who might oppose such an attempt, and the issuance of additional shares could dilute the stock ownership of persons seeking to acquire majority voting power of the Common Stock and could increase the cost of seeking such voting power.


    Mercshares has executed agreements for the acquisition of two banks, expected to be consummated in 1997, involving the issuance of up to an aggregate of 590,253 shares of Common Stock. Consummation of these transactions will not require an increase in the authorized Common Stock. From time to time, however, Mercshares reviews and considers possible acquisitions of banks and corporations performing related services and further acquisitions may be made in the future through use of Common Stock.


    Normally, the issuance of Common Stock for purposes described above is within the discretion of the Board of Directors and does not require stockholder approval, except where such approval is required by Rules of the Nasdaq National Market.


    The Board of Directors recommends a vote FOR the proposal to amend the Articles of Incorporation.

                 PROPOSAL TO APPROVE AMENDED OMNIBUS STOCK PLAN

    The Board of Directors of Mercshares has adopted an amendment of the Omnibus Stock Plan, and recommends approval of the amended Plan by the stockholders. The amendment is designed to continue the qualification of the Omnibus Stock Plan as a "performance-based" plan under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) limits the amount of compensation paid to each executive officer named in the Summary Compensation Table that may be deducted for federal tax purposes in any year to $1 million, unless the compensation qualifies as "performance-based" compensation.

    In accordance with Section 162(m), the amendment adds to Section 2.2 of the Plan a limitation on the number of shares of Common Stock which may be covered by grants to any employee in any fiscal year. The selected limit is 300,000 shares. The amendment also adds to Section 3.2 of the Plan a description of performance criteria which may apply to Plan awards. In contemplation of Section 162(m) and recent changes in Rule 16b-3 under the Securities Exchange Act of 1934, the amendment changes
Section 3.3(a) of the Plan to accommodate administration of the Plan by "outside directors" within the meaning of Section 162(m) and "non-employee" directors under Rule 16b-3.

    Additional editorial changes are contained in the amendment in order to update references to the Nasdaq National Market in the calculation of fair market value (Section 1.7) and to conform provisions governing amendment of the Plan to Section 162(m), changes in Rule 16b-3 (Article 7) and certain tax provisions.

    The Omnibus Stock Plan, as amended, is set forth in its entirety as Exhibit A to this Proxy Statement. The description appearing below pertains to the Plan, as amended.


    An aggregate of 1,935,000 shares of Mercshares authorized but unissued Common Stock, par value $2.00 per share, are subject to the Omnibus Stock Plan. On March 17, 1997, the closing price per share of Mercshares Common Stock was $37.75. Should any stock option granted under the Omnibus Stock Plan expire, be cancelled or otherwise terminate prior to its exercise in full, or should any restricted stock be forfeited, the shares subject to such stock option or such forfeited restricted stock shall be available for further grants under the Omnibus Stock Plan.



    The Omnibus Stock Plan is administered by the Compensation Committee of the Board of Directors of Mercshares. It was approved by the stockholders in 1990. If not sooner terminated by the Board of Directors, it will terminate on December 12, 1999. For stock options held by the five most highly compensated executive officers of Mercshares in 1996, reference is made to the Summary Compensation Table and the Aggregate Options Table. At December 31, 1996, options for 278,930 shares were held by 9 executive officers of Mercshares, at exercise prices ranging from $21.875 to $27.625 per share. Options for a total of 814,715 shares were then held by 305 additional employees at exercise prices ranging from $21.875 to $27.625 per share. These options were granted in 1995 and 1996. In each case, the exercise price equals the fair market value at the date of the grant, and the options have a ten year life. The amount and timing of future awards under the Omnibus Stock Plan are not now determinable. The maximum number of shares underlying any stock incentive granted to any employee in any fiscal year will not exceed 300,000. The only awards currently outstanding are stock options. At December 31, 1996, 793,473 shares of Common Stock remained available for grants under the Plan.


    The Committee may, from time to time, grant incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, and phantom stock units (hereinafter collectively referred to as "Stock Incentives") under the Omnibus Stock Plan. Grants of Stock Incentives may be made by the Committee to employees of Mercshares or its affiliates who are "key employees" taking into account, among other things, their potential contribution to the long term success of Mercshares and its affiliates and the services rendered or to be rendered by such individuals. Subject to restrictions noted herein, the Committee has broad authority to determine the terms and conditions upon which such Stock Incentives may be granted, including, among other things, when they may be granted, their duration, and conditions for their exercise and forfeiture.

    Stock options give the optionee the right to purchase a number of shares of Common Stock at future dates and at an established price, all as determined by the Committee on the date of the grant. The price may be the fair market value of the stock on the date of grant, or such other price as the Committee may determine, but, in the case of incentive stock options, the price must not be less than 100% of such market value (110% in the case of grantees owning more than 10% of Mercshares Common Stock), and in the case of non-qualified stock options, the price must not be less than par value. The definition of "fair market value" under the Omnibus Stock Plan is the closing price per share of Common Stock on the Nasdaq National Market (or alternative market in which the stock is then traded) on the date the stock is valued pursuant to the Stock Incentive being issued.

    A stock appreciation right under the Omnibus Stock Plan gives the holder the right to receive, subject to the terms of the grant, stock, cash, or both stock and cash, in an amount equal to the appreciation (between the time of grant and the time of exercise of the right) in the fair market value of one share of Common Stock. The Committee determines what portion of the appreciation is paid in cash or stock and the fair market value of any shares issued in payment. Stock appreciation rights may only be granted in tandem with stock options; provided that no more than one stock appreciation right may be granted for each share of stock subject to a stock option.

    Restricted stock issued under the Omnibus Stock Plan is Common Stock issued subject to such conditions for forfeiture and transfer restrictions as the Committee determines. Employees to whom restricted stock is granted are entitled to all other benefits of stockholders, including the receipt of dividends and voting rights.

    Phantom stock units ("PSUs") are equivalent to but not actual shares of Common Stock which, upon exercise entitle the holder to receive the fair market value of the underlying stock as of a date determined by the Committee. PSUs may be granted only in tandem with restricted stock and no more than one PSU may be granted per share of restricted stock granted. The Committee determines the specific terms of the grant, including any vesting schedule and any payment to the grantee to parallel dividends on the Common Stock.

    Under the Omnibus Stock Plan, the Committee may permit Stock Incentives to be exercised with Common Stock, including shares of Common Stock previously acquired pursuant to a Stock Incentive under the Omnibus Stock Plan or pursuant to another Mercshares plan, or shares acquired pursuant to the pyramiding of shares received upon the simultaneous surrender and exercise of a Stock Incentive.

    Stock Incentives, other than restricted stock, may not be transferred other than by will or the laws of descent and distribution. Restricted stock must be endorsed in blank and deposited with Mercshares until the lapse of any forfeiture provisions to which such stock is subject. In the event of a tender offer for Mercshares stock or any share exchange, merger, consolidation or similar transaction, the Committee or the Mercshares Board of Directions may take action to effectuate the purposes of the Omnibus Stock Plan, including, among other things, acceleration or change of exercise dates.

TAX INFORMATION

    Some of the stock options issuable under the Omnibus Stock Plan are intended to constitute "incentive stock options" within the meaning of Section 422 of the Code; while other stock options granted under the Omnibus Stock Plan will be "non-qualified stock options." The aggregate fair market value (as of the grant date of an incentive stock option) of the stock with respect to which incentive stock options become exercisable for the first time in any calendar year may not exceed $100,000. Generally, upon the exercise of an incentive stock option, the optionee will recognize no income for federal income tax purposes. The difference between the exercise price of the incentive stock option and the fair market value of the shares subject to the option at the time of exercise is an item of tax preference which may require payment of an alternative minimum tax. On the sale of shares acquired by exercise of an incentive stock option (assuming that the sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain will be taxed to the optionee as long-term capital gain. In contrast, except as noted below, upon the exercise of a non-qualified option, the optionee recognizes taxable income (subject to withholding) in an amount equal to the difference between the then fair market value of the shares on the date of exercise and the exercise price. Upon any subsequent sale of such shares by the optionee, any difference between the sale price and the optionee's tax basis in the shares will be treated generally as capital gain or loss.

    Mercshares will not be entitled to a tax deduction upon the grant or exercise of an incentive stock option, or upon the sale of any shares acquired pursuant to such exercise, except that a tax deduction may be available to Mercshares if the employee sells the shares so acquired within two years of the date the option was granted or one year of the date of exercise. Upon the exercise of a non-qualified stock option, Mercshares generally is entitled to a deduction for federal income tax purposes in an amount equal to the income recognized by the optionee, provided Mercshares complies with applicable tax withholding requirements.

    Upon the exercise of a stock appreciation right, the grantee recognizes taxable income (subject to withholding) in an amount equal to any cash received plus an amount equal to the fair market value of any stock received. Mercshares is entitled to a deduction for federal tax purposes in an amount equal to the income recognized by the grantee.

    At the time restricted stock granted under the Omnibus Stock Plan is either transferable or no longer subject to a substantial risk of forfeiture, the grantee recognizes taxable income (subject to withholding) in an amount equal to the difference between the then fair market value of the stock and the amount paid for the stock (if any). However, the grantee may make an election to be taxed as of the date that restricted stock is granted, in which case the grantee recognizes taxable income (subject to withholding) in an amount equal to the difference between the fair market value of the stock as of the grant date and the amount paid for stock (if any).

    The grantee of a PSU recognizes taxable income (subject to withholding) at the time the PSU becomes exercisable in an amount equal to the then fair market value of Mercshares Common Stock, unless the terms under which the PSU was granted require forfeiture of the restricted stock to which it is related upon exercise of the PSU. If the terms under which the PSU was granted do require forfeiture of the restricted stock to which it is related, the grantee does not recognize income until the PSU is actually exercised. Mercshares is entitled to a deduction for federal tax purposes with respect to a PSU in an amount equal to the income recognized by the grantee.

    The Board of Directors recommends a vote FOR the approval of the amended Omnibus Stock Plan.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    The Board of Directors, acting upon the recommendation of the Audit Committee, has appointed Coopers & Lybrand, L.L.P., certified public accountants, as the principal auditors for Mercshares for 1997. The stockholders are asked to ratify that appointment.

    A representative of Coopers & Lybrand, L.L.P. is expected to be present at the Annual Meeting of Stockholders, with the opportunity to make a statement if the representative desires to do so, and will respond to appropriate questions from stockholders.

    If the stockholders do not ratify the appointment of Coopers & Lybrand, L.L.P., other independent certified public accountants will be selected by the Board upon recommendation of the Audit Committee.

    The Board of Directors recommends a vote FOR the proposal to ratify the appointment of Coopers & Lybrand, L.L.P. as independent certified public accountants to audit the financial statements of Mercshares for 1997.

                         REPORT OF AMENDMENTS TO BYLAWS

    Article XII of the Bylaws provides that the Bylaws may be added to, altered, amended, repealed or suspended by a majority vote of the entire Board of Directors at any regular meeting of the Board or at any special meeting called for that purpose. Any action of the Board of Directors in adding to, altering, amending, repealing, or suspending the Bylaws must be reported to the stockholders at the next annual meeting and may be changed or rescinded by holders of the stock then outstanding and entitled to vote, by a majority of the votes cast on the question. In no event shall the Board of Directors have any power to amend Article XII.

    Since the last Annual Meeting of Stockholders, the Board of Directors amended the Bylaws, the net effect of which fixed the number of Directors to be elected at 18. In addition, the Board of Directors amended the Bylaws to confirm the pre-existing Mercshares policy and practice that no officer of Mercshares may serve as a member of the Audit Committee or Compensation Committee of the Board of Directors.

    The practical effect of Article XII of the Bylaws is to vest in the Directors the power to amend the Bylaws, subject to the right of the stockholders upon their own initiative to change or overrule the action of the Board after receipt of notice. Accordingly, the provisions of the amended Bylaws are summarized above to provide such notice, and no action is required by the stockholders unless a motion is made at the meeting to change or overrule the action of the Board. If such motion were made, a majority of the votes cast on the question would be required for its approval. It may be expected that the holders of the proxies would vote to sustain the action of the Directors.

                               VOTING INFORMATION

    The election of Directors requires a plurality of votes cast at the meeting.

    The approval of the amendment to the Articles of Incorporation requires the affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock.

    The approval of the amended Omnibus Stock Plan and the ratification of the appointment of Coopers & Lybrand, L.L.P. as the independent certified public accountants each requires the affirmative vote of a majority of the votes cast at the meeting.

    The following principles of Maryland law apply to the voting of shares of Common Stock at the meeting. The presence in person or by proxy of stockholders entitled to vote a majority of the outstanding shares of Common Stock will constitute a quorum. Shares represented by proxy or in person at the meeting, including shares represented by proxies that reflect abstentions, will be counted as present in the determination of a quorum. An abstention as to any particular matter, however, does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter. With respect to approval of the amendment of the Articles of Incorporation, however, which requires a vote of two-thirds of all shares outstanding, an abstention will have the same effect as a negative vote. "Broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions.

    The Bylaws of Mercshares provide that any stockholder proposing to bring business, including any nomination for election of a Director, before a meeting of stockholders must give prior written notice thereof. The notice must be given to and received by the Secretary of Mercshares (at the address set forth in the notice of meeting accompanying this proxy statement) not less than 20 days nor more than 30 days prior to the meeting (or, with respect to notice of a proposal required to be included in the Mercshares proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, the earlier date such proposal was received.) If less than 30 days' notice or prior disclosure of the date of meeting is given, the stockholder notice must be received by the Secretary within 10 days following notice or publication of the date of the meeting.

    Public disclosure of the date of the 1997 Annual Meeting was given on February 11, 1997, in the Quarterly Report to stockholders for the period ended December 31, 1996. There were no proposals submitted for inclusion in the Mercshares proxy materials for the Annual Meeting. Accordingly, any stockholder notice of proposed business at the Annual Meeting must be received by the Secretary between March 30, 1997, and April 10, 1997. Each notice must provide the name and address of the stockholder and the class and number of shares of Common Stock of Mercshares which are beneficially owned by the stockholder. For matters other than proposals to nominate any person for election as a Director, the notice must include a brief description of the business desired to be brought before the meeting and any material interest of the stockholder in such business. With respect to any stockholder proposal to nominate any person for election as a Director, the notice must include (i) the name, age, business address and residence address of the nominee, (ii) the nominee's principal occupation or employment, (iii) the class and number of shares of Common Stock of Mercshares which are beneficially owned by the nominee, and (iv) any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to the proxy regulations under the Securities Exchange Act of 1934.

                          ANNUAL REPORT OF MERCSHARES

    Copies of the Annual Report of Mercshares, for the year ended December 31, 1996, were mailed on or about March 28, 1997, to those persons who were record holders of stock of Mercshares on March 21, 1997, the record date referred to above.

                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

    Any proposals of stockholders to be presented for inclusion in Mercshares proxy materials for the 1998 Annual Meeting of Stockholders must be received by the Secretary of Mercshares at Two Hopkins Plaza, Baltimore, Maryland 21201 on or before November 27, 1997. Such proposals are subject to and must be made in accordance with the proxy regulations under the Securities Exchange Act of 1934.

                                 OTHER MATTERS

    Management knows of no other matters which will be presented at the Annual Meeting. However, if other matters are presented, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment in the interest of Mercshares.

    Mercshares will bear the cost of solicitation of proxies and may reimburse persons holding stock in their names, or in the names of their nominees, or otherwise, for reasonable expenses incurred in sending proxies and proxy soliciting materials to their principals. In addition to the solicitation of proxies by mail, proxies may also be solicited personally, or by telephone, or telegram, by the officers and employees of Mercshares, without additional compensation to them.

    Mercshares has retained the firm of Hill and Knowlton to assist in the solicitation activities referred to above for a fee of $5,500 plus expenses.

    ANY STOCKHOLDER EXECUTING THE ENCLOSED PROXY MAY REVOKE SUCH PROXY AT ANY TIME BEFORE IT IS EXERCISED.

                                          ALAN D. YARBRO
                                            GENERAL COUNSEL AND SECRETARY

March 28, 1997

                                                                       EXHIBIT A

                       MERCANTILE BANKSHARES CORPORATION

                               OMNIBUS STOCK PLAN

                                  (AS AMENDED)

                                   ARTICLE 1
                               OMNIBUS STOCK PLAN

    For the purposes of this Plan, the definitions set forth in Sections 1.1 through 1.22 shall be applicable.

    SECTION 1.1 AFFILIATE. "Affiliate" shall mean: (i) any corporation in which MBC owns, directly or indirectly, within the meaning of Section424(f) of the Code, 50% or more of the total combined voting power of all classes of stock of such corporation on a Grant Date; and (ii) any parent corporation of MBC, within the meaning of Section424(e) of the Code.

    SECTION 1.2  BOARD.  "Board" shall mean the Board of Directors of MBC.

    SECTION 1.3 CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

    SECTION 1.4 COMMITTEE. "Committee" shall mean the Committee appointed, pursuant to Section 3.3 of the Plan, to administer the Plan.

    SECTION 1.5 DELIVERY. "Delivery" shall mean the transfer of possession from MBC to Grantee of certificates for shares of Restricted Stock, at such time as such shares, in accordance with the provisions of a Restricted Stock Agreement, are no longer subject to forfeiture.

    SECTION 1.6 EXERCISE DATE. "Exercise Date" shall mean the date on which an Option, SAR, or PSU is exercised, determined in accordance with the provisions of an Option Agreement, Restricted Stock Agreement, or such rules and regulations as the Committee may adopt.

    SECTION 1.7 FAIR MARKET VALUE. "Fair Market Value" of a share of Stock on a date shares of Stock are to be valued ("valuation date") in accordance with the provisions of an Option Agreement or a Restricted Stock Agreement shall mean: (i) the last reported sale price per share of Stock, regular way, on the valuation date, or in case no such sale takes place, the average of the closing bid and asked prices, regular way, on such date, in either case as reported in the principal consolidated transaction reporting system for securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq National Market ("NNM"); or (ii) if the Stock is not so listed or admitted to trading or included for quotation on the valuation date, the last quoted price, or if the Stock is not quoted the average of the high bid and low asked prices, regular way, on such date, in the over-the-counter market, as reported by the NASD Automated Quotations System, or if such system is no longer in use, the principal other automated quotation system then in use; or (iii) if the Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, on the valuation date, as furnished by a professional market maker making a market in the Stock as selected in good faith by the Committee; provided, however, that the determination of fair market value shall be made in good faith in accordance with the Code. If a valuation date is not a trading day, the determination shall be made as of the next preceding trading day. "Trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the NNM, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are closed.

    SECTION 1.8 GRANTEE. "Grantee" shall mean a Key Employee who has been granted an Option, SAR, PSU, or Restricted Stock pursuant to the provisions of the Plan.

    SECTION 1.9 GRANT DATE. "Grant Date" means the date on which the Committee formally acts to grant an Option, SAR, PSU, or Restricted Stock to a Grantee.

    SECTION 1.10 ISO. "ISO" shall mean an option to acquire Stock that is an incentive stock option as defined in Section422(b) of the Code.

    SECTION 1.11 KEY EMPLOYEE. "Key Employee" shall mean any employee of MBC or an Affiliate whom the Committee determines to be a Key Employee, taking into account the nature of the services rendered or to be rendered by the particular employee, the employee's potential contribution to the long-term success of MBC or an Affiliate, and such other factors as the Committee shall deem relevant.

    SECTION 1.12  MBC.  "MBC" shall mean Mercantile Bankshares Corporation.

    SECTION 1.13 NON-ISO. "Non-ISO" shall mean an option to acquire Stock that is not an ISO.

    SECTION 1.14  OPTION.  "Option" shall mean an ISO and/or a Non-ISO.

    SECTION 1.15 OPTION AGREEMENT. "Option Agreement" shall mean an agreement between MBC (or an Affiliate) and a Grantee memorializing the terms and conditions of an Option granted under Section 4.1 of the Plan, and any SAR granted in tandem therewith.

    SECTION 1.16 OPTION PRICE. "Option Price" shall mean the price per share of Stock at which an option may be exercised.

    SECTION 1.17 PLAN. "Plan" shall mean this Mercantile Bankshares Corporation Omnibus Stock Plan.

    SECTION 1.18 PSU. "PSU" shall mean a phantom stock unit, which, upon exercise thereof, shall entitle Grantee to the Fair Market Value of a share of Stock determined as of such date as the Committee shall specify.

    SECTION 1.19 RESTRICTED STOCK. "Restricted Stock" shall mean Stock granted to and registered in the name of a Grantee pursuant to Section 5.1 of the Plan, but that is non-transferable and subject to forfeiture in accordance with the provisions of Article 5 of the Plan.

    SECTION 1.20 RESTRICTED STOCK AGREEMENT. "Restricted Stock Agreement" shall mean an agreement between MBC (or an Affiliate) and a Grantee memorializing the terms and conditions imposed on Restricted Stock issued pursuant to the provisions of Section 5.1 of the Plan, and any PSUs granted in tandem therewith.

    SECTION 1.21 SAR. "SAR" shall mean a stock appreciation right, which, upon exercise thereof, shall entitle Grantee to the amount by which the Fair Market Value of a share of Stock on the Exercise Date exceeds the Fair Market Value of a share of Stock on the Grant Date.

    SECTION 1.22 STOCK. "Stock" shall mean shares of MBC's authorized but unissued common stock, par value of $2.00 per share.

                                   ARTICLE 2
                               PURPOSE AND SCOPE

    SECTION 2.1 PURPOSE. The purpose of the Plan is to promote the long-term success of MBC and its Affiliates by providing an incentive to Key Employees of MBC and its Affiliates and by encouraging Key Employees to acquire a proprietary interest in MBC. The opportunity to acquire a proprietary interest in MBC through the grant of Options, SARs, Restricted Stock, and PSUs will provide Key Employees with additional motivation to further the profitable growth of MBC and its Affiliates and will encourage them to remain in the employ of MBC or its Affiliates. The Plan applies only to Options, SARs, Restricted Stock, and PSUs granted under the Plan and shall not apply to any Option, SAR, Restricted Stock, or PSU granted under any other plan of MBC or its Affiliates.

    SECTION 2.2 SCOPE. The aggregate number of shares of Stock that may be issued under the Plan shall not exceed 1,935,000 shares, unless such number of shares is adjusted as provided in Section 6.1 hereof. If an Option expires, is cancelled, or terminates for any reason without having been exercised in full, or if the number of shares of Stock subject to the Option is reduced by reason of the exercise of a SAR granted in tandem therewith, or Restricted Stock is forfeited, the shares of Stock as to which the Option was not exercised and the Restricted Stock forfeited shall become available for issuance under the Plan. No employee may, in any fiscal year, be awarded grants covering more than an aggregate of 300,000 shares of Stock (the "Limit"), provided, however, that (i) Stock underlying a tandem grant of Options and SARs, or (ii) Restricted Stock and tandem PSUs shall, in either case, be counted only once in calculating the Limit. The Limit shall be adjusted to reflect any adjustment of shares of Stock under Section 6.1.

    SECTION 2.3 ELIGIBILITY AS GRANTEE. Only a Key Employee may be a Grantee; provided that no member of the Committee may be a Grantee.

    SECTION 2.4 EFFECTIVE DATE AND DURATION OF PLAN. The Plan shall become effective upon its adoption by the Board; provided that no Option, SAR, or PSU may be exercised, nor may there be any Delivery of share certificates, prior to the approval of the Plan by the shareholders of MBC. Unless previously terminated by the Board, the Plan shall terminate on the tenth anniversary of its adoption by the Board.

                                   ARTICLE 3
                             ADMINISTRATION OF PLAN

    SECTION 3.1 ADMINISTRATION BY COMMITTEE. The Plan shall be administered by a committee of the Board appointed pursuant to the provisions of Section 3.3 of the Plan.

    SECTION 3.2 POWERS OF COMMITTEE. The Committee shall have full and final authority, consistent with the exercise of the maximum discretion permitted by law:

        (i)  to identify, from time to time, Key Employees;

        (ii) to grant Options, SARs, PSUs, and Restricted Stock, from time to time, to Key Employees;

        (iii) to determine the time or times at which Options, SARs, PSUs, and Restricted Stock shall be granted;

        (iv) to determine the duration, terms and provisions of Options, Option Agreements, SARs, Restricted Stock Agreements, and PSUs, including but not limited to, any vesting or other restrictions;

        (v) to condition the exercise of any Option, SAR, PSU, or the Delivery of share certificates, on the attainment of specified performance goals by the Key Employee or by MBC or an Affiliate;

        (vi) to restrict the sale or otherwise provide for the repurchase of Stock acquired pursuant to the exercise of an Option or SAR or in accordance with the provisions of a Restricted Stock Agreement;

        (vii) to determine the Fair Market Value of Stock;

        (viii) subject to the provisions of Section 4.2, to determine the Option Price;

        (ix) to interpret the Plan, Options, Option Agreements, SARs, PSUs and Restricted Stock Agreements;

        (x) to prescribe, amend and rescind rules and regulations relating to the Plan; and

        (xi) to make all other determinations, orders and decisions which the Committee deems necessary or advisable for the administration of the Plan.

    With respect to any grant or award under the Plan, the Committee may condition the grant, award, or the vesting or exercisability of the grant or award, on one or more pre-established, objective performance goals. Such goals may include (without limitation) performance criteria such as earnings per share, return on equity, return on assets, income or net income, operating income or net operating income, sub-categories or combinations of the foregoing, and any other performance criteria contemplated by Section 162(m) of the Code and regulations thereunder.

    All determinations made, interpretations rendered, rules and regulations adopted, and other actions taken by the Committee, pursuant to this Section 3.2, shall be conclusively binding upon MBC, an Affiliate, a Grantee, and upon all other persons for all purposes.

    SECTION 3.3  COMMITTEE.

    (a) APPOINTMENT OF COMMITTEE. The Board shall appoint a committee consisting of at least three members of the Board to administer the Plan. The Committee may be the Compensation Committee of the Board, or a subcommittee of the Compensation Committee, or such other committee as the Board may designate. The Board shall designate one member of the Committee to serve as Chairman of the Committee, and may, from time to time, in its sole and exclusive discretion, rescind its prior designation of Chairman and designate a different member of the Committee as Chairman. The Board may require that members of the Committee be "outside directors" within the meaning of Section 162(m) of the Code and "non-employee directors" as defined in Rule 16b-3 of the Securities and Exchange Commission, as amended from time to time. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board.

    (b) COMMITTEE MEETINGS. The Committee shall hold meetings at such times and places as it may determine. The acts of a majority of the Committee during a meeting, at which at least three members of the Board who are members of the Committee are present, or acts reduced to and approved in writing by a majority of the members of the Committee (including at least three members of the Board who are members of the Committee) without a meeting, shall be the valid acts of the Committee.

    (c) MINUTES AND REPORTS OF COMMITTEE. The Committee shall keep minutes of its proceedings and shall advise the Board of all decisions, actions, and determinations made by the Committee. The Committee shall file with the Board, at least annually, a report that shall state the total number of shares of Stock subject to Options; the total number of SARs and PSUs granted; the total number of shares of Restricted Stock granted under the Plan; the total number of shares of Stock issued pursuant to the exercise of any Option or SAR; the total number of shares of Stock as to which there has been Delivery of share certificates under the Plan; and the amount of cash paid, if any, upon the exercise of a PSU or SAR; all from the inception of the Plan and from the date of the last report of the Committee.

    SECTION 3.4 LIABILITY LIMITED. To the maximum extent permitted by law, no member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan and/or any Option, SAR, or PSU granted, Stock or Restricted Stock issued, or share certificates as to which there has been Delivery, under the Plan.

    SECTION 3.5 INDEMNIFICATION. To the maximum extent permitted by law, the members of the Board and Committee shall be indemnified by MBC in respect of all their activities under the Plan.

                                   ARTICLE 4
                            OPTIONS AND TANDEM SARS

    SECTION 4.1 GRANT OF OPTIONS TO KEY EMPLOYEES. The Committee may grant Options to Key Employees for such number of shares of Stock as the Committee may determine.

    4.2 Option Price.

    (a) ISOS GRANTED TO NON-TEN PERCENT OWNERS. The Option of Stock subject to an ISO shall not be less than the Fair Market Value of the Stock on the Grant Date.

    (b) ISOS GRANTED TO TEN PERCENT OWNERS. If, immediately before an ISO is granted, a Key Employee owns (within the meaning of Section422(b)(6) of the Code, after the application of the attribution rules contained in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of either MBC or an Affiliate, the Option Price of Stock subject to an ISO shall not be less than 110% of the Fair Market Value of the Stock on the Grant date.

    (c) NON-ISOS. The Option Price of Stock subject to a Non-ISO shall be determined by the Committee and may be less than the Fair Market Value of the Stock on the Grant Date but not less than the par value of the Stock.

    SECTION 4.3 GRANT OF TANDEM SARS. For each share of Stock as to which an Option is granted, the Committee may grant one SAR. All SARs shall be granted in tandem with either ISOs or Non-ISOs and, if granted in tandem with an ISO, shall conform to the requirements of Section422 of the Code with respect to the grant and exercise of alternative rights issued in connection with ISOs.

    SECTION 4.4 EXERCISE OF OPTIONS. Except as provided herein, each Option shall be exercisable in accordance with the provisions of the Option Agreement, and/or such rules and regulations as the Committee may have prescribed, and /or such determinations, orders, or decisions as the Committee may have made. If an Option is not immediately exercisable in full, the Committee may, in its discretion, accelerate the time when such Option may be exercised. MBC or an Affiliate may make or guarantee a loan to the Grantee to assist in the payment of the Option Price.

    SECTION 4.5 EXERCISE OF SARS. SARs shall be exercisable only to the extent the Option to which they relate is exercisable; provided, however, that the exercise of SARs may be limited to periods specified for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934. A SAR may not be exercised or be deemed to have been exercised when the Fair Market Value of a share of Stock on the Grant Date exceeds the current Fair Market Value of the Stock.

    SECTION 4.6 OPTION AGREEMENT. As condition of the grant of an Option, MBC and the Key Employee shall execute an Option Agreement that shall incorporate the terms of the Plan, specify the Option Price, the number of shares of Stock subject to the Option, and the number of any related SARs, and contain such other terms and conditions as the Committee may determine. If the Option granted is an ISO, the Option Agreement shall also contain such provisions as are required by the Code.

                                   ARTICLE 5
                        RESTRICTED STOCK AND TANDEM PSUS

    SECTION 5.1 ISSUANCE OF RESTRICTED STOCK. The Committee may grant such number of shares of Restricted Stock to a Key Employee as the Committee may determine. The grant of Restricted Stock shall be subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe. Each certificate for Restricted Stock shall be registered in the name of the Grantee and deposited by him, together with a stock power endorsed in blank, with MBC.

    SECTION 5.2 GRANT OF TANDEM PSUS. For each share of Restricted Stock issued, the Committee may grant one PSU. All PSUs shall be granted in tandem with Restricted Stock.

    SECTION 5.3 EXERCISE OF PSUS. PSUs shall be exercisable only as provided in the Restricted Stock Agreement to which they are subject, and such other rules and regulations as the Committee may have adopted; provided, however, that the exercise of PSUs may be limited to periods specified for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934.

    SECTION 5.4 RESTRICTED STOCK AGREEMENT. As a condition of the grant of Restricted Stock or the grant of Restricted Stock and tandem PSUs, the Key Employee and MBC shall execute a Restricted Stock Agreement that shall incorporate the provisions of the Plan, specify the number of shares of Restricted Stock granted and the number of any tandem PSUs, and contain such other terms and conditions as the Committee may determine. Except for such restrictions as are imposed by the Restricted Stock Agreement, the Grantee shall have all the rights of a shareholder of Stock. At such time as shares of Restricted Stock are no longer subject to forfeiture in accordance with the provisions of a Restricted Stock Agreement, Grantee may require Delivery by MBC of share certificates representing the number of shares of Stock that are not subject to forfeiture; provided that, in lieu of Delivery of all or some of such share certificates, a Grantee, who is also a Grantee of PSUs related to such shares, may elect to exercise such PSUs.

                                   ARTICLE 6
                               STOCK ADJUSTMENTS

    SECTION 6.1 CHANGES IN CAPITAL STRUCTURE. In the event of a reclassification, recapitalization, combination, or exchange of stock, stock split, stock dividend, or other similar event affecting Stock, the number and class of shares of Stock issued, the number of SARs or PSUs, the number and class of shares of stock which may be issued upon exercise of Options or SARs previously granted, and the price per share payable upon exercise of Options, SARs, or PSUs, or the Delivery of Restricted Stock shall be equitably adjusted by the Committee to reflect the change. No fractional shares of stock shall be issued under the Plan on account of such adjustments.

    SECTION 6.2 SALE, MERGER OR TENDER OFFER. In the event of any proposed merger, consolidation, share exchange, or similar transaction to which MBC would be a party, or in the case of a tender or exchange offer for stock of MBC, the Committee or the Board may take such action as is deemed appropriate to effectuate the purposes of this Plan and to protect the Grantees of Options, SARs, PSUs, and Restricted Stock, which action may include, but without limitation, any one or more of the following: acceleration or change of the Exercise Dates of any Option, SAR or PSU, or the date of Delivery of Restricted Stock; arrangements with Grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option, SAR, PSU, or Restricted Stock; and in any case where equity securities other than Stock of MBC are proposed to be delivered in exchange for or with respect to Stock of MBC, arrangements providing that any Option, SAR or PSU shall become one or more Options, SARs, or PSUs with respect to such other equity securities.

    SECTION 6.3 LIQUIDATION OR DISSOLUTION. If MBC dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Option Agreement or Restricted Stock Agreement; (i) each Grantee of an Option, SAR or PSU shall have the right to exercise his Option, SAR, or PSU, and each Grantee of Restricted Stock shall have the right to require Delivery of share certificates representing such Stock, at any time up to ten days prior to the effective date of such liquidation and dissolution; and (ii) the Committee or the Board may make arrangements with Grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option, SAR, PSU, or Restricted Stock that is so cancelled or surrendered at any time up to ten days prior to the effective date of such liquidation and dissolution. The Committee or the Board may establish a different period for such exercise, Delivery, cancellation, or surrender by notice to the Grantee, and it may establish limitations on exercise, Delivery, cancellation, or surrender to avoid subjecting the Grantee to liability under Section 16(b) of the Securities Exchange Act of 1934. Any Option, SAR, or PSU not so exercised, cancelled, or surrendered shall terminate on the last day for exercise prior to such effective date; and any Restricted Stock as to which there has not been such Delivery of share certificates or that has not been so cancelled or surrendered, shall be forfeited on the last day prior to such effective date.

    SECTION 6.4 LIMITATION ON RIGHTS OF GRANTEE. Except as expressly provided in Section 5.4, 6.1, 6.2 or 6.3 hereof, the Grantee of an Option, SAR, PSU, or Restricted Stock shall have no rights by reason of the issuance or grant of (i) shares of Stock or Restricted Stock of MBC pursuant to the Plan, (ii) additional shares of stock of MBC (regardless of class or whether issued pursuant to the Plan), (iii) any other security or debenture convertible into stock of MBC, or
(iv) any other equity security, including issuance pursuant to a plan of merger, consolidation, or statutory share exchange, and no adjustment by reason thereof shall be made with respect to the number of shares of Stock subject to an Option or SAR, or with respect to the number of shares of Restricted Stock or PSUs granted, or an Option Price or the consideration to be received upon the exercise of a SAR or PSU.

    SECTION 6.5 RIGHTS OF MBC. Neither the grant of an Option, SAR, PSU, or Restricted Stock, nor the issuance of Stock pursuant to the exercise of an Option or SAR, nor the Delivery of share certificates pursuant to the Plan shall affect in any way the right or power of MBC to issue additional shares of Stock; to make adjustments, reclassifications, reorganizations or changes in its capital or business structure; to participate in a merger, consolidation, or share exchange with another corporation; or to dissolve, liquidate, or sell or transfer all or any part of its business or assets. In making any adjustment or taking any action under this

Article 6, or in determining that no such adjustment or action is appropriate, the Committee and the Board may rely upon the advice of counsel and accountants of MBC and the determination shall be conclusive.

                                   ARTICLE 7
                             AMENDMENT OF THE PLAN

    The Board may at any time terminate, suspend, or amend the Plan. The Board may require any Plan amendments to be submitted for approval by the stockholders of MBC in its discretion, including but not limited to cases in which such approval is deemed appropriate for compliance with Section 162(m) or other provisions of the Code, or to secure exemption from Section 16(b) of the Securities Exchange Act of 1934.

                                   ARTICLE 8
                                 MISCELLANEOUS

    SECTION 8.1 NON-TRANSFERABILITY OF OPTIONS, SARS AND PSUS. No Option, SAR, or PSU granted hereunder shall be transferable otherwise than by will or the laws of descent and distribution. During the lifetime of the Grantee, an Option, SAR, or PSU may be exercised only by him or, during the period he is under a legal disability, by his guardian or legal representative.

    SECTION 8.2 LEGAL RESTRICTIONS. MBC will not be obligated to issue shares of Stock or to undertake Delivery of share certificates if counsel to MBC determines that such issuance or Delivery would violate any law or regulation of any governmental authority or any agreement between MBC and any securities association or exchange upon which the Stock is traded. In connection with any Stock issuance or Delivery of share certificates, the person acquiring the shares shall, if requested by MBC, give assurances satisfactory to counsel to MBC regarding such matters as MBC may deem desirable to assure compliance with all legal requirements. MBC shall in no event be obliged to take any action in order to cause the exercise of any Option, SAR, or PSU.

    SECTION 8.3 MODIFICATION, EXTENSION, AND RENEWAL OF RIGHTS. Subject to the terms and conditions of the Plan and any Option Agreement, the Committee may modify, extend or renew outstanding Options, SARs, or PSUs, or accept the surrender of outstanding Options, SARs, and PSUs to the extent not previously exercised, and authorize the granting of new Options, SARs, and PSUs in substitution therefor. The Committee may not change the terms or conditions attached to any outstanding Option, SAR, PSU, or share of Restricted Stock in a manner that would adversely affect the rights of the Grantee without the express written consent of the Grantee unless so permitted by the terms of the Option Agreement or Restricted Stock Agreement.

    SECTION 8.4 APPLICATION OF FUNDS. The proceeds received by MBC from the sale of Stock pursuant to the exercise of Options shall be used for its general corporate purposes.

    SECTION 8.5 COMPLIANCE WITH SECURITIES LAW. MBC may require that a Grantee, as a condition to exercise of the Option, and as a condition of Delivery of any share certificate, provide to MBC, at the time of each such exercise and each such Delivery, a written representation that the shares of Stock being acquired shall be acquired by the Grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act of 1933 and applicable state securities laws. MBC may also require that a Grantee submit other written representations which will permit MBC to comply with federal and applicable state securities laws in connection with the issuance of the Stock, including representations as to the knowledge and experience in financial and business matters of the Grantee and his ability to bear the economic risk of his investment. MBC may require that the Grantee obtain a "purchaser representative" as that term is defined in applicable federal and state securities laws. The stock certificates for any shares of Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Stock unless such shares are registered or an exemption from registration is available under the Securities Act of 1933 and applicable state securities laws. MBC may notify its transfer agent to stop any transfer of shares of Stock not made in compliance with these restrictions.

    SECTION 8.6 PLAN SUBJECT TO CHARTER AND BY-LAWS. This plan is subject to the Charter and By-laws of MBC, and any applicable federal or state laws, rules or regulations.

    SECTION 8.7 GENDER. As used herein the masculine gender shall include the feminine as the identity of an employee may require.

    SECTION 8.8 GOVERNING LAW. The validity, interpretation and administration of the Plan, Option Agreements, Restricted Stock Agreements, and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its conflict of laws rules and principles. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Maryland without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought.

    SECTION 8.9 HEADINGS. The headings in this Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

    SECTION 8.10 NOTICES. All notices and other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the employee at the address contained in the records of MBC or an Affiliate, or to MBC for the attention of its Secretary at its principal office.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

1. Election of Directors    FOR all nominees  [X]    WITHHOLD AUTHORITY to vote    [X]    *EXCEPTIONS  [X]
                            listed below             for all nominees listed below

Nominees: H. Baldwin, T. Bancroft, R. Berndt, J. Block, W. Brody, G. Bunting,
E. Dunn, M. Grass, F. Hrabowski, B. Jenkins, R. Kinsley, R. Kunisch,
W. McCarthy, M. Offit, C. Poindexter, W. Richardson, D. Shepard, C. Zamoiski

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and strike a line through that nominee's name.)

2. Approval of the Amendment to Articles of Incorporation.    3. Approval of the Mercantile Bankshares Corporation Omnibus Stock
                                                                 Plan as amended.
   FOR [X]      AGAINST [X]      ABSTAIN [X]                     FOR [X]      AGAINST [X]      ABSTAIN [X]
4. Ratification of appointment of Coopers & Lybrand, L.L.P.   5. Upon such other matters as may properly come before the
   as the independent certified public accountants for           meeting.
   Mercshares.
   FOR [X]      AGAINST [X]      ABSTAIN [X]                                                   Address Change   [X]
                                                                                               and/or Comments

                                        Signature(s) should follow exactly
                                        the name(s) on the stock certificate.
                                        All co-owners should sign. Executors
                                        and Administrators may sign as such.
                                        Attorneys-in-fact should sign both
                                        names. Witness the hand and seal of
                                        the undersigned.

                                        Dated:___________________________, 1997

                                        _______________________________________
                                                       Signature
                              _______   _______________________________________

Sign, Date, and Return the Proxy Card   Votes MUST be indicated
Promptly Using the Enclosed Envelope.   (x) in Black or Blue Ink.       [X]


                       MERCANTILE BANKSHARES CORPORATION
                                  P R O X Y
         This Proxy is Solicited on behalf of the Board of Directors

    The undersigned hereby appoints H. Furlong Baldwin and Edward K. Dunn, Jr., and each of them, the proxies of the undersigned, with several powers of substitution, to act and vote at the Annual Meeting of Stockholders of Mercantile Bankshares Corporation, Two Hopkins Plaza, Baltimore, MD 21201 to be held on Wednesday, April 30, 1997, at 10:30 a.m., and at any and all adjournments thereof.

    The shares represented by this Proxy will be voted as directed or, if directions are not indicated, will be voted for the election of Directors, for the approval of the amendment to the Articles of Incorporation, for the approval of the Omnibus Stock Plan, as amended, and for ratification of the appointment of auditors. If a Director nominee is unable to serve, the within Proxy may be voted for a substitute nominee.

    Receipt of notice of the meeting and Proxy Statement is hereby acknowledged, and the terms of the notice and statement are hereby incorporated by reference into this Proxy. The undersigned hereby revokes all proxies heretofore given for said meeting and any adjournment thereof.

                                           MERCANTILE BANKSHARES CORPORATION
                                           P.O. BOX 11023
                                           NEW YORK, N.Y. 10203-0023

                       MERCANTILE BANKSHARES CORPORATION
                               Two Hopkins Plaza
                           Baltimore, Maryland 21201

To The Stockholders:

AN IMPORTANT REMINDER . . .

The Annual Meeting of Stockholders of Mercantile Bankshares Corporation will be held on April 30, 1997.

Your shares are held in the name of a bank or nominee. Unless we receive a proxy card, your shares will not be voted at this meeting.

If your proxy is in the mail, thank you for responding. If not, would you please take the time NOW to sign, date and mail your proxy in the enclosed postage-paid envelope.

                            YOUR VOTE IS IMPORTANT!
                            PLEASE ACT IMMEDIATELY!

                       MERCANTILE BANKSHARES CORPORATION
                               Two Hopkins Plaza
                           Baltimore, Maryland 21201

To The Stockholders:

AN IMPORTANT REMINDER . . .

The Annual Meeting of Stockholders of Mercantile Bankshares Corporation will be held on April 30, 1997.

Unless you return a proxy card, or attend the meeting and vote in person, your shares will not be voted at this meeting. If your proxy is in the mail, thank you for responding. If not, would you please take the time now to complete and mail the enclosed duplicate proxy card. A postage-paid envelope has been provided for your convenience.

                            YOUR VOTE IS IMPORTANT!
                            PLEASE ACT IMMEDIATELY!